Exhibit 99.1

FIRST QUARTER 2022 FINANCIAL RESULTS

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by RH (“we,” “us,” “our” or the “Company”) on June 2, 2022 (the “Original 8-K”). The Original 8-K furnished a shareholder letter announcing the Company’s financial results for the first quarter ended April 30, 2022 as Exhibit 99.2 (the “Exhibit”).

We are correcting the Exhibit in order to furnish updated non-GAAP information and specifically to set forth certain modifications in how we determine the applicable adjusted tax rate for purposes of calculating non-GAAP adjusted net income and adjusted diluted net income per share for the three months ended April 30, 2022 as previously set forth in the Exhibit (collectively, the updated “Updated Non-GAAP Adjusted Net Income Information”).

We filed amended Quarterly Reports on Form 10-Q/A with the SEC on March 27, 2023 (collectively, the “10-Q Amendments”) in order to implement certain required restatements (collectively, the “Restatements”). The Restatements are limited to the calculation of basic and diluted net income per share, including the weighted-average shares used in the computation of the diluted net income per share.

The corrected Exhibit also reflects changes to the furnished financial information as a result of the Restatements.

Other than the changes described above to reflect the Updated Non-GAAP Adjusted Net Income Information and the Restatements, no other changes have been made to the Exhibit.

RETAIL GALLERY METRICS

(Unaudited)

We operated the following number of Galleries, Outlets and Showrooms:

	APRIL 30, 2022	MAY 1, 2021
RH
Design Galleries(1)	27	24
Legacy Galleries	36	38
Modern Galleries	1	2
Baby & Child and TEEN Galleries	3	4
Total Galleries	67	68
Outlets(2)	39	38
Waterworks Showrooms	14	14
(1)	As of April 30, 2022 and May 1, 2021, thirteen and ten of our Design Galleries included an integrated RH Hospitality experience, respectively.
(2)	Net revenues for outlet stores were $70 million and $62 million for the three months ended April 30, 2022 and May 1, 2021, respectively.

The following table presents RH Gallery and Waterworks Showroom metrics, and excludes Outlets:

	THREE MONTHS ENDED
	APRIL 30, 2022		MAY 1, 2021
	COUNT	TOTAL LEASED SELLING SQUARE FOOTAGE	COUNT	TOTAL LEASED SELLING SQUARE FOOTAGE
		(in thousands)		(in thousands)
Beginning of period	81	1,254	82	1,162
End of period	81	1,254	82	1,162
Weighted-average leased selling square footage		1,254		1,162
% growth vs. same quarter last year		8%		4%

See the Company’s most recent Form 10-K and Form 10-Q filings for square footage definitions.

Total leased square footage as of April 30, 2022 and May 1, 2021 was approximately 1,672,000 and 1,559,000, respectively.

Weighted-average leased square footage for the three months ended April 30, 2022 and May 1, 2021 was approximately 1,672,000 and 1,559,000, respectively.

T-1	FIRST QUARTER 2022 FINANCIAL RESULTS

ESTIMATED DILUTED SHARES OUTSTANDING

(Shares outstanding in millions)

	ILLUSTRATIVE AVERAGE STOCK PRICES

	Q2 2022
Average stock price	$200	$250	$300	$350	$400	$450
Estimated adjusted diluted shares outstanding(1)	26.62	26.97	27.25	27.45	27.63	27.82

	Q3 2022
Average stock price	$200	$250	$300	$350	$400	$450
Estimated adjusted diluted shares outstanding(1)	26.69	27.04	27.32	27.52	27.70	27.90

	Q4 2022
Average stock price	$200	$250	$300	$350	$400	$450
Estimated adjusted diluted shares outstanding(1)	26.72	27.07	27.35	27.55	27.72	27.92

	FISCAL 2022
Implied average stock price(2)	$241	$279	$316	$354	$391	$429
Estimated adjusted diluted shares outstanding(1)	26.85	27.11	27.32	27.47	27.60	27.75
(1)	Q1 2022 pro forma diluted weighted-average shares were 27,367,743, which excludes dilution related to the conversion feature for the $335 million aggregate principal amount of convertible senior notes that were issued in June 2018 (the “2023 Notes”) and the $350 million aggregate principal amount of convertible senior notes that were issued in September 2019 (the “2024 Notes”) of 1,159,503 shares prior to the termination of the bond hedges and includes dilution from the conversion feature of the 2023 Notes and 2024 Notes post-termination of the bond hedges through quarter end. The Q2, Q3 and Q4 2022 adjusted diluted shares outstanding include 0.003 million, 0.085 million, 0.155 million, 0.205 million, 0.242 million and 0.271 million incremental shares at $200, $250, $300, $350, $400 and $450 average share prices, respectively, due to dilution from the remaining convertible notes outstanding. The fiscal 2022 adjusted diluted shares outstanding include 0.099 million, 0.161 million, 0.213 million, 0.250 million, 0.278 million and 0.300 million incremental shares at $241, $279, $316, $354, $391 and $429 average share prices, respectively, due to dilution from the convertible notes and warrant agreements.
(2)	The implied fiscal 2022 average stock price is calculated by averaging (1) the actual average share price of $365.86 for the three months ended April 30, 2022 and (2) an estimated average stock price for the remainder of fiscal 2022, as noted above.

Note: The table above is intended to demonstrate the impact stock prices could have on our adjusted diluted shares outstanding due to 1) additional in-the-money options, 2) the higher cost of acquired shares under the treasury stock method and 3) dilution resulting from the outstanding convertible senior notes.

For adjusted dilution purposes, we will incur dilution above the strike prices of the 2023 Notes and 2024 Notes of $193.65 and $211.40, respectively.

The calculation also includes assumptions around the timing and number of options exercises. Actual diluted shares outstanding may differ if actual exercises differ from estimates. The stock option awards outstanding for RH’s Chairman and CEO are included in all of the adjusted diluted shares outstanding scenarios above based on the exercise prices of $75.43, $50.00 and $385.30 for the July 2013, May 2017 and October 2020 grants, respectively.

T-2	FIRST QUARTER 2022 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	THREE MONTHS ENDED
	APRIL 30, 2022	% OF NET REVENUES	MAY 1, 2021	% OF NET REVENUES
	(restated)
	(in thousands, except per share amounts)
Net revenues	$957,292	100.0%	$860,792	100.0%
Cost of goods sold	458,709	47.9	453,815	52.7
Gross profit	498,583	52.1	406,977	47.3
Selling, general and administrative expenses	293,295	30.7	219,089	25.5
Income from operations	205,288	21.4	187,888	21.8
Other expenses
Interest expense—net	20,855	2.1	13,308	1.5
Loss on extinguishment of debt	146,116	15.3	105	—
Other income—net	(343)	—	—	—
Total other expenses	166,628	17.4	13,413	1.5
Income before income taxes and equity method investments	38,660	4.0	174,475	20.3
Income tax expense (benefit)	(163,426)	(17.1)	41,724	4.9
Income before equity method investments	202,086	21.1	132,751	15.4
Share of equity method investments losses	(1,375)	(0.1)	(2,095)	(0.2)
Net income	$200,711	21.0%	$130,656	15.2%
Weighted-average shares used in computing basic net income per share	22,608,537		21,003,244
Basic net income per share	$8.88		$6.22
Weighted-average shares used in computing diluted net income per share	27,808,082		31,210,011
Diluted net income per share	$7.22		$4.19

T-3	FIRST QUARTER 2022 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	APRIL 30,	JANUARY 29,
	2022	2022

	(in thousands)
ASSETS
Cash and cash equivalents	$2,243,255	$2,177,889
Merchandise inventories	817,327	734,289
Other current assets	338,479	179,264
Total current assets	3,399,061	3,091,442
Property and equipment—net	1,357,064	1,227,920
Operating lease right-of-use assets	544,797	551,045
Goodwill and intangible assets	214,580	214,261
Equity method investments	100,550	100,810
Deferred tax assets and other non-current assets	271,885	354,992
Total assets	$5,887,937	$5,540,470
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$428,949	$442,379
Deferred revenue and customer deposits	436,765	387,933
Convertible senior notes repurchase obligation	313,706	—
Other current liabilities	182,110	233,446
Total current liabilities	1,361,530	1,063,758
Asset based credit facility	—	—
Term loan	1,949,038	1,953,203
Convertible senior notes due 2023—net	19,658	59,002
Convertible senior notes due 2024—net	80,388	184,461
Non-current operating lease liabilities	533,074	540,513
Non-current finance lease liabilities	594,728	560,550
Other non-current obligations	7,731	8,706
Total liabilities	4,546,147	4,370,193
Stockholders’ equity	1,341,790	1,170,277
Total liabilities and stockholders’ equity	$5,887,937	$5,540,470

T-4	FIRST QUARTER 2022 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	THREE MONTHS ENDED
	APRIL 30,	MAY 1,
	2022	2021

	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$200,711	$130,656
Adjustments to reconcile net income to net cash provided by operating activities:
Non-cash operating lease cost and finance lease interest expense	25,462	22,753
Depreciation and amortization	24,758	23,886
Stock-based compensation expense	12,802	15,307
Loss on extinguishment of debt	146,116	105
Asset impairments	5,923	—
Other non-cash items	5,520	9,002
Change in assets and liabilities:
Merchandise inventories	(83,115)	(49,540)
Prepaid expenses and other current assets	(160,116)	(12,575)
Landlord assets under construction—net of tenant allowances	(12,148)	(13,578)
Deferred revenue and customer deposits	48,909	82,744
Other changes in assets and liabilities	(78,873)	(17,885)
Net cash provided by operating activities	135,949	190,875
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(29,364)	(50,251)
Equity method investments	(1,115)	(1,172)
Net cash used in investing activities	(30,479)	(51,423)
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of convertible senior notes	(13,048)	(2,035)
Proceeds from termination of convertible senior note hedges	231,796	—
Payments for termination of common stock warrants	(390,934)	—
Proceeds from exercise of stock options	149,570	1,393
Other financing activities	(19,735)	(10,390)
Net cash used in financing activities	(42,351)	(11,032)
Effects of foreign currency exchange rate translation	(278)	36
Net increase in cash and cash equivalents and restricted cash equivalents	62,841	128,456
Cash and cash equivalents and restricted cash equivalents
Beginning of period—cash and cash equivalents	2,177,889	100,446
Beginning of period—restricted cash equivalents (acquisition related escrow deposits)	3,975	6,625
Beginning of period—cash and cash equivalents	$2,181,864	$107,071

End of period—cash and cash equivalents	2,243,255	229,527
End of period—restricted cash equivalents (acquisition related escrow deposits)	1,450	6,000
End of period—cash and cash equivalents and restricted cash equivalents	$2,244,705	$235,527

T-5	FIRST QUARTER 2022 FINANCIAL RESULTS

CALCULATION OF FREE CASH FLOW

(Unaudited)

	THREE MONTHS ENDED
	APRIL 30,	MAY 1,
	2022	2021

	(in thousands)
Net cash provided by operating activities	$135,949	$190,875
Capital expenditures	(29,364)	(50,251)
Free cash flow(1)	$106,585	$140,624
(1)	Free cash flow is net cash provided by operating activities less capital expenditures. Free cash flow for the three months ended May 1, 2021 includes the effect of $0.3 million relating to the portion of repayments of convertible senior notes attributable to debt discount upon settlement (such portion of the debt settlement reduces net cash provided by operating activities in the reported period). We adopted ASU 2020-06 as of the first quarter of fiscal 2022. No amortization of the debt discounts were recognized during the three months ended April 30, 2022, since we recombined the previously outstanding equity component of the 2023 Notes and 2024 Notes upon the adoption of ASU 2020-06, which resulted in an increase in the balance of convertible debt outstanding.

Free cash flow is a non-GAAP financial measure and is included in this press release because we believe that this measure provides useful information to our senior leadership team and investors in understanding the strength of our liquidity and our ability to generate additional cash from our business operations. Free cash flow should not be considered in isolation or as an alternative to cash flows from operations calculated in accordance with GAAP, and should be considered alongside our other liquidity performance measures that are calculated in accordance with GAAP, such as net cash provided by operating activities and our other GAAP financial results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results for the purpose of analyzing changes in our underlying business from quarter to quarter. Our measure of free cash flow is not necessarily comparable to other similarly titled measures for other companies due to different methods of calculation.

CALCULATION OF ADJUSTED CAPITAL EXPENDITURES

(Unaudited)

	THREE MONTHS ENDED
	APRIL 30,	MAY 1,
	2022	2021

	(in thousands)
Capital expenditures	$29,364	$50,251
Landlord assets under construction—net of tenant allowances	12,148	13,578
Adjusted capital expenditures(1)	$41,512	$63,829
(1)	We define adjusted capital expenditures as capital expenditures from investing activities and cash outflows of capital related to construction activities to design and build landlord-owned leased assets, net of tenant allowances received.

T-6	FIRST QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME

(Unaudited)

	THREE MONTHS ENDED
	APRIL 30,	MAY 1,
	2022	2021

	(in thousands)
GAAP net income	$200,711	$130,656
Adjustments (pre-tax):
Selling, general and administrative expenses:
Employer payroll taxes on option exercise(1)	11,717	—
Professional fee(2)	7,184	—
Asset impairments(3)	5,923	—
Non-cash compensation(4)	5,858	5,864
Recall accrual(5)	560	500
Other expenses:
Loss on extinguishment of debt(6)	146,116	105
Amortization of debt discount(7)	—	5,981
Gain on derivative instruments—net(8)	(3,177)	—
Subtotal adjusted items	174,181	12,450
Impact of income tax items(9) (modified)	(194,926)	(2,951)
Share of equity method investments losses(10)	1,375	2,095
Adjusted net income(11) (modified)	$181,341	$142,250
(1)	Represents employer payroll tax expense related to the option exercise by Mr. Friedman in the first quarter of fiscal 2022.
(2)	Represents professional fee contingent upon the completion of certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.
(3)	Represents asset impairments related to property and equipment of Galleries under construction.
(4)	Represents the amortization of the non-cash compensation charge related to an option grant made to Mr. Friedman in October 2020.
(5)	Represents accruals associated with product recalls.
(6)	The adjustments for the three months ended April 30, 2022 represents a loss on extinguishment of debt of $146 million related to the repurchase of $180 million of principal value of convertible senior notes, which includes the acceleration of amortization of debt issuance costs of approximately $1.0 million. The adjustments for the months ended May 1, 2021 represents a loss on extinguishment of debt for a portion of the 2023 Notes that were early converted at the option of the noteholders.
(7)	Prior to the adoption of ASU 2020-06, certain convertible debt instruments that may be settled in cash on conversion were required to be separately accounted for as liability and equity components of the instrument in a manner that reflected the issuer’s non-convertible debt borrowing rate. Accordingly, in accounting for GAAP purposes through fiscal 2021 for the 2023 Notes and the 2024 Notes, we separated the 2023 Notes and 2024 Notes into liability (debt) and equity (conversion option) components and we amortized as debt discount an amount equal to the fair value of the equity components as interest expense on the 2023 Notes and 2024 Notes over their expected lives. The equity components represented the difference between the proceeds from the issuance of the 2023 Notes and 2024 Notes and the fair value of the liability components of the 2023 Notes and 2024 Notes, respectively. Amounts were presented net of interest capitalized for capital projects of $2.7 million during the three months ended May 1, 2021. No amortization of the debt discounts were recognized during the three months ended April 30, 2022, since we recombined the previously outstanding equity component of the 2023 Notes and 2024 Notes upon the adoption of ASU 2020-06.
(8)	Represents net gain on derivative instruments resulting from the 2023 Notes and 2024 Notes bond hedge and warrant terminations, as well as the 2023 Notes and 2024 Notes repurchases.

T-7	FIRST QUARTER 2022 FINANCIAL RESULTS

(9)	For fiscal 2022, we exclude the GAAP tax provision and apply a non-GAAP tax provision based upon (i) adjusted pre-tax net income, (ii) the projected annual adjusted tax rate and (iii) the exclusion of material discrete tax items that are unusual or infrequent, such as tax benefits related to the option exercise by Mr. Friedman in the first quarter of fiscal 2022. The adjustment for the three months ended April 30, 2022 is based on an adjusted tax rate of 14.8%. Our previously reported adjustment for the three months ended April 30, 2022 in our originally filed Form 8-K on June 2, 2022 was based on an adjusted tax rate of 0.0%.

The adjustment for the three months ended May 1, 2021 is based on an adjusted tax rate of 23.9%, which excludes the tax impact associated with our share of equity method investments losses.

(10)	Represents our proportionate share of the losses of our equity method investments.
(11)	Adjusted net income is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define adjusted net income as consolidated net income, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance. Adjusted net income is included in this press release because our senior leadership team believes that adjusted net income provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.

T-8	FIRST QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF DILUTED NET INCOME PER SHARE TO
ADJUSTED DILUTED NET INCOME PER SHARE

(Unaudited)

	THREE MONTHS ENDED
	APRIL 30,	MAY 1,
	2022(1)	2021(2)
Diluted net income per share (restated)	$7.22	$4.19
Pro forma diluted net income per share(3) (modified)	$7.33	$4.49
Per share impact of adjustments (pre-tax)(4):
Loss on extinguishment of debt (modified)	5.34	—
Employer payroll taxes on option exercise	0.43	—
Professional fee	0.26	—
Asset impairments	0.22	—
Non-cash compensation	0.21	0.20
Recall accrual	0.02	0.02
Amortization of debt discount	—	0.21
Gain on derivative instruments—net	(0.12)	—
Subtotal adjusted items (modified)	6.36	0.43
Impact of income tax items(4) (modified)	(7.11)	(0.10)
Share of equity method investments losses(4)	0.05	0.07
Adjusted diluted net income per share(5) (modified)	$6.63	$4.89
(1)	For GAAP purposes, for the three months ended April 30, 2022, we incur dilution for the principal of the convertible notes assuming the if-converted method. For non-GAAP purposes, our adjusted diluted shares outstanding calculation excludes (i) the dilutive impact of the principal value of the convertible notes since we have the intent and ability to settle the principal value of such notes in cash and (ii) the dilutive impact of the convertible notes between $193.65 and $309.84 for our 2023 convertible senior notes and between $211.40 and $338.24 for our 2024 convertible senior notes, based on the bond hedge contracts that were in place and would have delivered shares to offset dilution in these ranges through the termination date of such contracts in the first quarter of fiscal 2022. Consistent with GAAP dilution, our adjusted diluted shares outstanding calculation includes the dilutive impact of stock prices in excess of $309.84 for our 2023 convertible senior notes and $338.24 for our 2024 convertible senior notes through the termination dates of the related bond hedge contracts in the first quarter of fiscal 2022, as we would have had an obligation to deliver additional shares in excess of the dilution protection provided by the bond hedges.
(2)	For the three months ended May 1, 2021, prior to the adoption of ASU 2020-06, for GAAP purposes, we incurred dilution above the lower strike prices of the 2023 Notes and 2024 Notes of $193.65 and $211.40, respectively. However, we excluded from our adjusted diluted shares outstanding calculation the dilutive impact of the convertible notes between $193.65 and $309.84 for our 2023 Notes and between $211.40 and $338.24 for our 2024 Notes, based on the bond hedge contracts that were in place and would deliver shares to offset dilution in these ranges. At stock prices in excess of $309.84 and $338.24, we incurred dilution related to the 2023 Notes and 2024 Notes, respectively, and we would have had an obligation to deliver additional shares in excess of the dilution protection provided by the bond hedges.
(3)	Pro forma diluted net income per share for the three months ended April 30, 2022 is calculated based on GAAP net income and pro forma diluted weighted-average shares of 27,367,743, which excludes dilution related to the 2023 Notes and 2024 Notes of 440,339 shares.

Pro forma diluted net income per share for the three months ended May 1, 2021 is calculated based on GAAP net income and pro forma diluted weighted-average shares of 29,089,476, which excludes dilution related to the 2023 Notes and 2024 Notes of 2,120,535 shares.

(4)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information.

T-9	FIRST QUARTER 2022 FINANCIAL RESULTS

(5)	Adjusted diluted net income per share is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define adjusted diluted net income per share as consolidated net income, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance divided by our pro forma share count. Adjusted diluted net income per share is included in this press release because our senior leadership team believes that adjusted diluted net income per share provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.

T-10	FIRST QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES TO
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

(Unaudited)

	THREE MONTHS ENDED
	APRIL 30,	MAY 1,
	2022	2021

	(dollars in thousands)
Selling, general and administrative expenses	$293,295	$219,089
Employer payroll taxes on option exercise(1)	(11,717)	—
Professional fee(1)	(7,184)	—
Asset impairments(1)	(5,923)	—
Non-cash compensation(1)	(5,858)	(5,864)
Recall accrual(1)	(560)	(500)
Adjusted selling, general and administrative expenses(2)	$262,053	$212,725
Net revenues	$957,292	$860,792
Selling, general and administrative expenses margin(3)	30.6%	25.5%
Adjusted selling, general and administrative expenses margin(3)	27.4%	24.7%
(1)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information.
(2)	Adjusted selling, general and administrative expenses is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define adjusted selling, general and administrative expenses as consolidated selling, general and administrative expenses, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance. Adjusted selling, general and administrative expenses is included in this press release because our senior leadership team believes that adjusted selling, general and administrative expenses provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.
(3)	Selling, general and administrative expenses margin is defined as selling, general and administrative expenses divided by net revenues. Adjusted selling, general and administrative expenses margin is defined as adjusted selling, general and administrative expenses divided by net revenues.

T-11	FIRST QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF NET INCOME TO OPERATING INCOME
AND ADJUSTED OPERATING INCOME

(Unaudited)

	THREE MONTHS ENDED
	APRIL 30,	MAY 1,
	2022	2021

	(dollars in thousands)
Net income	$200,711	$130,656
Income tax expense (benefit)	(163,426)	41,724
Interest expense—net	20,855	13,308
Loss on extinguishment of debt	146,116	105
Share of equity method investments losses	1,375	2,095
Other income—net	(343)	—
Operating income	205,288	187,888
Employer payroll taxes on option exercise(1)	11,717	—
Professional fee(1)	7,184	—
Asset impairments(1)	5,923	—
Non-cash compensation(1)	5,858	5,864
Recall accrual(1)	560	500
Adjusted operating income(2)	$236,530	$194,252
Net revenues	$957,292	$860,792
Operating margin(3)	21.4%	21.8%
Adjusted operating margin(3)	24.7%	22.6%
(1)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information for adjustments in the three months ended April 30, 2022 and May 1, 2021.
(2)	Adjusted operating income is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define adjusted operating income as consolidated operating income, adjusted for the impact of certain non-recurring and other items that we do not consider representative of our underlying operating performance. Adjusted operating income is included in this press release because our senior leadership team believes that adjusted operating income provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.
(3)	Operating margin is defined as operating income divided by net revenues. Adjusted operating margin is defined as adjusted operating income divided by net revenues. We are not able to provide a reconciliation of our adjusted operating margin financial guidance or other non-GAAP financial guidance to the corresponding GAAP measure without unreasonable effort because of the uncertainty and variability of the nature and amount of the non-recurring and other items that are excluded from such non-GAAP financial measures. Such adjustments in future periods are generally expected to be similar to the kinds of charges excluded from such non-GAAP financial measure in prior periods. The exclusion of these charges and costs in future periods could have a significant impact on our non-GAAP financial measures.

T-12	FIRST QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA

(Unaudited)

	THREE MONTHS ENDED
	APRIL 30,	MAY 1,
	2022	2021

	(in thousands)
Net income	$200,711	$130,656
Depreciation and amortization	24,758	23,886
Interest expense—net	20,855	13,308
Income tax expense (benefit)	(163,426)	41,724
EBITDA(1)	82,898	209,574
Loss on extinguishment of debt(2)	146,116	105
Non-cash compensation(2)	12,802	15,307
Employer payroll taxes on option exercise(2)	11,717	—
Professional fee(2)	7,184	—
Asset impairments(2)	5,923	—
Share of equity method investments losses(2)	1,375	2,095
Capitalized cloud computing amortization(3)	1,354	677
Recall accrual(2)	560	500
Other income—net(4)	(343)	—
Adjusted EBITDA(1)	$269,586	$228,258
Net revenues	$957,292	$860,792
EBITDA margin(6)	8.7%	24.3%
Adjusted EBITDA margin(6)	28.2%	26.5%
(1)	EBITDA and Adjusted EBITDA are supplemental measures of financial performance that are not required by, or presented in accordance with, GAAP. We define EBITDA as consolidated net income before depreciation and amortization, interest expense—net and income tax expense. Adjusted EBITDA reflects further adjustments to EBITDA to eliminate the impact of non-cash compensation, as well as certain non-recurring and other items that we do not consider representative of our underlying operating performance. EBITDA and Adjusted EBITDA are included in this press release because our senior leadership team believes that these metrics provide meaningful supplemental information for investors regarding the performance of our business and facilitate a meaningful evaluation of operating results on a comparable basis with historical results. Our senior leadership team uses these non-GAAP financial measures in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. Our measures of EBITDA and Adjusted EBITDA are not necessarily comparable to other similarly titled captions for other companies due to different methods of calculation.
(2)	Refer to table titled “Reconciliation of GAAP Net Income to Adjusted Net Income” and the related footnotes for additional information.
(3)	Represents amortization associated with capitalized cloud computing costs.
(4)	Represents a net gain on derivative instruments of $3.2 million, resulting from the completion of certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases. The net gain was partially offset by a $2.9 million loss due to unfavorable exchange rate changes affecting foreign currency denominated transactions, primarily between the U.S. dollar as compared to Pound Sterling and Euro, in addition to a foreign exchange loss from the remeasurement of an intercompany loan with a U.K. subsidiary.
(5)	EBITDA margin is defined as EBITDA divided by net revenues. Adjusted EBITDA margin is defined as adjusted EBITDA divided by net revenues.

T-13	FIRST QUARTER 2022 FINANCIAL RESULTS

RECONCILIATION OF TRAILING TWELVE MONTHS NET INCOME

TO TRAILING TWELVE MONTHS EBITDA AND

TRAILING TWELVE MONTHS ADJUSTED EBITDA

(Unaudited)

TRAILING TWELVE MONTHS
APRIL 30, 2022
(in thousands)
Net income	$758,601
Depreciation and amortization	96,894
Interest expense—net	72,494
Income tax benefit	(71,592)
EBITDA(1)	856,397
Loss on extinguishment of debt(2)	175,149
Non-cash compensation(3)	45,973
Asset impairments(4)	15,553
Payroll taxes on option exercise(5)	11,717
Share of equity method investments losses(6)	7,494
Professional fee(7)	7,184
Capitalized cloud computing amortization(8)	4,242
Other expense—net(9)	2,435
Recall accrual(10)	2,000
Reorganization related costs(11)	449
Adjusted EBITDA(1)	$1,128,593
(1)	Refer to footnote (1) within table titled “Reconciliation of Net Income to EBITDA and Adjusted EBITDA.”
(2)	Represents a loss on extinguishment of debt related to convertible senior note transactions in the first quarter of fiscal 2022, as well as related to a portion of the 2023 Notes and 2024 Notes that were early converted at the option of the noteholders.
(3)	Represents non-cash compensation related to equity awards granted to employees, including the non-cash compensation charge related to a fully vested option grant made to Mr. Friedman in October 2020.
(4)	Represents asset impairments, including impairment of property and equipment of Galleries under construction and other lease impairments due to early exit of leased facilities.
(5)	Represents employer payroll tax expense related to the option exercise by Mr. Friedman in the first quarter of fiscal 2022.
(6)	Represents our proportionate share of the losses of our equity method investments.
(7)	Represents professional fee contingent upon the completion of certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.
(8)	Represents amortization associated with capitalized cloud computing costs.
(9)	Represents exchange rate changes affecting foreign currency denominated transactions in addition to a foreign exchange loss from the remeasurement of an intercompany loan with a U.K. subsidiary, as well as a net gain on derivative instruments resulting from the completion of certain transactions related to the 2023 Notes and 2024 Notes, including bond hedge and warrant terminations and convertible senior notes repurchases.
(10)	Represents adjustments to net revenues and inventory charges associated with product recalls, as well as accrual adjustments.
(11)	Represents severance costs and related payroll taxes associated with reorganizations.

T-14	FIRST QUARTER 2022 FINANCIAL RESULTS

CALCULATION OF TOTAL DEBT, TOTAL NET DEBT AND RATIO OF TOTAL NET DEBT TO

TRAILING TWELVE MONTHS ADJUSTED EBITDA

(Unaudited)

	APRIL 30,	INTEREST
	2022	RATE (1)
	(dollars in thousands)
Asset based credit facility	$—	2.01%
Term loan(2)	1,990,000	3.26%
Equipment promissory notes(2)	3,875	4.53%
Convertible senior notes due 2023(2)	19,778	0.00%
Convertible senior notes due 2024(2)	80,880	0.00%
Convertible senior notes repurchase obligation(3)	313,706	n/a
Notes payable for share repurchases	553	3.65%
Total debt	$2,408,792
Cash and cash equivalents	(2,243,255)
Total net debt	$165,537
Trailing twelve months adjusted EBITDA(4)	$1,128,593
Ratio of total net debt to trailing twelve months adjusted EBITDA(4)	0.1
(1)	The interest rates for the asset based credit facility, term loan, equipment promissory notes and notes payable for share repurchases represent the weighted-average interest rates.
(2)	Amounts exclude discounts upon original issuance and third party offering and debt issuance costs.
(3)	The convertible senior notes repurchase obligation was repaid in full on May 3, 2022.
(4)	The ratio of total net debt to trailing twelve months adjusted EBITDA is calculated by dividing total net debt by trailing twelve months adjusted EBITDA. Refer to table titled “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and the related footnotes for definitions of EBITDA and adjusted EBITDA.

T-15	FIRST QUARTER 2022 FINANCIAL RESULTS